Exhibit 99.1

Surf Air Mobility Announces Wheels Up as Launch Customer for Enterprise BrokerOS

Wheels Up (NYSE: UP) to become the first company to deploy Enterprise BrokerOS, Surf Air Mobility’s (NYSE: SRFM) SurfOS charter broker product powered by Palantir Technologies’ (NASDAQ: PLTR) AIP and Foundry

LOS ANGELES – June 25, 2026 – Surf Air Mobility Inc. (NYSE: SRFM) ("Surf Air Mobility") today announced Wheels Up Experience Inc. (NYSE: UP) ("Wheels Up") as the launch customer for Enterprise BrokerOS, Surf Air Mobility's SurfOS charter broker product powered by Palantir Technologies Inc.’s (NASDAQ: PLTR) (“Palantir”) Foundry and Artificial Intelligence Platform (“AIP”).

Wheels Up is one of the world’s leading private aviation companies operating a controlled fleet of Embraer Phenom 300 and Bombardier Challenger 300 series aircraft and a unified go-to-market model including private jet and group charter, and offering hybrid private-commercial travel solutions through its one-of-a-kind strategic partnership with Delta Air Lines. The deployment of Surf Air Mobility’s Enterprise BrokerOS marks another milestone in Wheels Up's ongoing transformation, which has centered on delivering best-in-class on operational reliability, modernizing its fleet owned and operated fleet, and delivering a differentiated premium travel experience to its members and customers through its uniquely customer centric business model.

The initial phase of the partnership focuses on transforming Wheels Up’s charter workflow via Surf Air Mobility’s BrokerOS software product, integrating critical data sources and enabling faster, more informed decision-making across the charter booking process and enhanced charter solutions for customers.

George Mattson, Chief Executive Officer of Wheels Up, said: "This partnership is a defining step in solidifying Wheels Up as the most customer-centric, AI-forward and operationally excellent company in private aviation. By combining Wheels Up's scale, brand and aviation expertise with Surf Air Mobility's transformative aviation software and Palantir's leadership in AI, we are setting a new standard for how private aviation is sold, operated and experienced. This is technology as a competitive advantage in the marketplace, not a back-office function."

Exhibit 99.1

Liam Fayed, Co-Founder of Surf Air Mobility, said: “We built BrokerOS to solve the specific complexities of private aviation, and the value we’ve seen on our own On Demand private charter business has given us conviction in what it delivers. Wheels Up's mission to be the most technologically advanced private aviation company makes them an ideal enterprise launch customer to demonstrate the impact of BrokerOS at scale.”

Ted Mabrey, Global Head of Commercial at Palantir, said: “What Surf Air has done is exceptionally hard: codifying operator expertise into technology that runs their own business, and now proving that it can work for others. Wheels Up's launch of SurfOS is validation that Surf Air's opinion as an operator translates — and the Palantir Ontology and backbone ensures it can deliver at scale, with enterprise-grade security, governance, and access to the most cutting-edge AI.”

Wheels Up and Surf Air Mobility have entered into an agreement with an initial two-year term, plus an option for a third, that includes customary software service level guarantees, under which Surf Air Mobility is expected to receive up to $12 million in subscription fees.

BrokerOS Benefits to Wheels Up

For Wheels Up, the deployment of BrokerOS replaces multiple legacy software platforms, freeing up engineering and operational capacity to focus on higher-value initiatives that further differentiate the Wheels Up customer experience.

In addition to driving cost and productivity benefits, the deployment of BrokerOS is expected to drive top line charter growth opportunities through faster throughput and improved lead conversion rates by:

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Streamlining aircraft sourcing, quote generation, booking, and customer relationship management
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Consolidating supply across Wheels Up's owned fleet operations and network of third-party operators
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Automating manual workflows that enable brokers to manage higher transaction volume
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Delivering real-time business intelligence to surface actionable insights

Exhibit 99.1

About Surf Air Mobility

Surf Air Mobility is a Los Angeles-based air mobility platform. With its AI-enabled SurfOS software, Surf Air Mobility provides technology designed to support the modernization of air operations and the adoption of next-generation aircraft. The Company currently operates one of the largest commuter airlines in the United States by scheduled departures and provides private charter services. Together, these businesses provide the operational scale and real-world operating data to validate and deploy its software. These capabilities position Surf Air Mobility as a leader shaping a more efficient, connected, and accessible future for aviation.

About Palantir Technologies Inc.

Foundational software of tomorrow. Delivered today. Additional information is available at https://www.palantir.com.

About Wheels Up

Wheels Up is a leading global provider of on-demand private aviation with a large, diverse fleet and a network of safety-vetted charter operators, all committed to safety and service. Customers access charter and membership programs and premium commercial travel benefits through a strategic partnership with Delta Air Lines. Wheels Up also provides cargo services to a range of clients, including individuals and government organizations, via Air Partner Cargo. With the Wheels Up app and website, members can easily search, book, and fly. For more information, visit www.wheelsup.com.

Forward-Looking Statements

This Press Release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding Surf Air Mobility’s profitability and future financial results and its ability to achieve its business objectives. Readers of this release should be aware of the speculative nature of forward-looking statements. These statements are based on the beliefs of the Company’s management as well as assumptions made by and information currently available to the Company and reflect the Company’s current views concerning future events. As such, they are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, among many others: Surf Air Mobility’s ability to anticipate the future needs of the air mobility market; Surf Air Mobility’s future ability to pay contractual obligations and liquidity will depend on operating performance, cash flow and

Exhibit 99.1

ability to secure adequate financing; the dependence on third-party partners and suppliers for the components and collaboration in Surf Air Mobility’s development of its advanced air mobility software platform, and any interruptions, disagreements or delays with those partners and suppliers; the inability to execute business objectives and growth strategies successfully or sustain Surf Air Mobility’s growth; the inability of Surf Air Mobility’s customers to pay for Surf Air Mobility’s services; the inability of Surf Air Mobility to obtain additional financing or access the capital markets to fund its ongoing operations on acceptable terms and conditions; the outcome of any legal proceedings that might be instituted against Surf Air Mobility, the risks associated with Surf Air Mobility’s obligations to comply with applicable laws, government regulations and rules and standards of the New York Stock Exchange; and general economic conditions. These and other risks are discussed in detail in the periodic reports that the Company files with the SEC, and investors are urged to review those periodic reports and the Company’s other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, before making an investment decision. The Company assumes no obligation to update its forward-looking statements except as required by law.

Surf Air Mobility Media Contacts
Press: press@surfair.com
Investors: investors@surfair.com